U.S. GLOBAL ACCOLADE FUNDS

                               BONNEL GROWTH FUND


                         SUPPLEMENT DATED APRIL 15, 2004
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2004


PORTFOLIO MANAGER: The sub-advisor, Bonnel, Inc., which is currently managing the fund, has indicated that it will no longer provide investment advisory services to the fund after May 31, 2004. Bonnel, Inc. has indicated that the fund's portfolio manager will be taking a sabbatical from the money management business. Until May 31, 2004, the sub-advisor and Mr. Bonnel, as portfolio manager, will continue to manage the fund. After May 31, 2004, the advisor, U.S. Global Investors, Inc., intends to manage the fund with the same investment philosophy that the sub-advisor employed and complement its methodology by using the advisor's quantitative modeling resources.